SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K/A

                                   CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest event reported)  March 31, 2000



                                   WINCROFT, INC.

               (Exact Name of Registrant as Specified in its Charter)



            Colorado                0-12122            84-0601802
         (State of                (Commission         (IRS Employer
          Incorporation)          File Number)        Identification No.)




                    6959 Arapaho, Suite 122, Dallas, Texas  75248

                        (Address of Principal Executive Offices)






          Registrant's telephone number, including area code:(972) 386-8907

          ITEM 1.   Change of Control of Registrant

               On March 31, 2000, President of Registrant, Jason Conway, executed an agreement to sell 1,900,000 shares in Registrant to Mick Y. Wettreich, and such agreement closed on April 14, 2000. Following this purchase Mick Y. Wettreich now owns in excess of 50% of the issued and outstanding shares of Registrant's common stock. On April 14, 2000, Jason Conway and Duncan James resigned as Directors and Officers of the Registrant and Daniel Wettreich, was appointed Director and President.

          ITEM 7.   Exhibits


               (10)  *a)  Material Contracts
                         Stock Purchase Agreement dated March 31, 2000 by and between Jason Conway and Mick Y. Wettreich.


                                     SIGNATURES



          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WINCROFT, INC.


                                   By:  /s/ Daniel Wettreich
                                        Daniel Wettreich
                                        President

          Dated:  April 17, 2000

          *Exhibits in relation to Item 1 to be filed within sixty days of this filing.